Capital Stock	3 Months Ended
Mar. 31, 2012
Capital [Abstract]
Capital Stock
7.	CAPITAL STOCK

During Q1, the Company issued 42,083 common shares to certain members of management as a form of compensation to satisfy the services they are performing for the Company. The Company determined the fair value of these shares to be $23,595 based on sales of common shares to third parties during the same period and recorded this as stock based compensation during the three months ended March 31, 2012.

During the period, the Company issued 7,229,978 shares for cash at prices ranging from $0.0001 to $0.75 per share for total proceeds of $349,134, net of $13,083 of offering costs.